Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1

Dated as of March 5, 2015

to

CREDIT AGREEMENT

Dated as of March 12, 2014

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 5, 2015 by and among Lam Research Corporation, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of March 12, 2014 by and among the Borrower, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Issuing Bank” set forth in Section 1.01 of the Credit Agreement is amended to delete the name “JPMorgan Chase Bank, N.A.” appearing therein and to replace such name with “the Lender designated by the Borrower as the “Issuing Bank” hereunder that has agreed to such designation (and is reasonably acceptable to the Administrative Agent)”.

(b) Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means March 5, 2015.

(c) Section 2.05(a) of the Credit Agreement is amended to delete the phrase “agrees to” appearing therein and to replace such phrase with “may in its sole discretion”.

(d) Section 2.06(a) of the Credit Agreement is amended to (i) delete the amount “$35,000,000” appearing therein and replace such amount with “$0 (the “LC Sublimit”)” and (ii) add

“Notwithstanding anything contained in this Agreement to the contrary, the parties hereto agree that, on and after the Amendment No. 1 Effective Date, no Letters of Credit shall be available under the credit facility evidenced by this Agreement and all references in this Agreement and the other Loan Documents to Letters of Credit and the Issuing Bank are being retained solely for the sake of convenience and shall be of no force or effect unless and until this Agreement is amended to increase the LC Sublimit.” as a new sentence to the end thereof.

(e) Section 2.17 of the Credit Agreement is amended to add the following as a new clause (j) thereof:

(j) FATCA. Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(f) Section 6.05 of the Credit Agreement is deleted in its entirety and replaced with “[Intentionally Omitted]”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Borrower, the Required Lenders, JPMCB in its capacity as the Issuing Bank (prior to giving effect to this Amendment) and the Administrative Agent and (b) payment of the Administrative Agent’s and its Affiliates’ fees and expenses (including reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement (excluding the representations and warranties set forth in Sections 3.04(b) and 3.06(a) of the Credit Agreement) are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) on and as of the date hereof.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other loan document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LAM RESEARCH CORPORATION,
as the Borrower

By:	/s/ Douglas R. Bettinger
Name: Douglas R. Bettinger
Title: Chief Financial Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 12, 2014

Lam Research Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the departing Issuing Bank and as Administrative Agent

By:	/s/ Keith Winzenried
Name: Keith Winzenried
Title: Executive Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 12, 2014

Lam Research Corporation

Name of Lender:

Bank of America, N.A.

By	/s/ Mukesh Singh
Name: Mukesh Singh
Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 12, 2014

Lam Research Corporation

Name of Lender:

BNP Paribas

By	/s/ Mathew Harvey
Name: Mathew Harvey
Title: Managing Director

For any Lender requiring a second signature line:

By	/s/ Todd Rodgers
Name: Todd Rodgers
Title: Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 12, 2014

Lam Research Corporation

Name of Lender:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

For any Lender requiring a second signature line:

By	/s/ Andreas Neumeier
Name: Andreas Neumeier
Title: Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 12, 2014

Lam Research Corporation